MetLife 2018 Outlook Call December 14, 2018 Exhibit 99.1

Introduction John A. HallSenior Vice President, Investor Relations

Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information

Safe Harbor Statement 3(i) This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words and terms such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will," “would,” “guidance,” “growth prospects,” “outlook,” “target,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Many factors will be important in determining the results of MetLife, Inc., its subsidiaries and affiliates. Forward-looking statements are based on our assumptions and current expectations, which may be inaccurate, and on the current economic environment, which may change. These statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict. Results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. These factors include: (1) adverse effects which may arise in connection with the material weaknesses in our internal control over financial reporting or our failure to promptly remediate them; (2) difficult conditions in the global capital markets; (3) increased volatility and disruption of the global capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (4) exposure to global financial and capital market risks, including as a result of the United Kingdom’s notice of withdrawal from the European Union or other disruption in global political, security or economic conditions; (5) impact on us of comprehensive financial services regulation reform; (6) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (7) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (8) adverse results or other consequences from litigation, arbitration or regulatory investigations; (9) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions; (10) investment losses and defaults, and changes to investment valuations; (11) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (12) impairments of goodwill and realized losses or market value impairments to illiquid assets; (13) defaults on our mortgage loans; (14) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (15) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (16) downgrades in our claims paying ability, financial strength or credit ratings; (17) a deterioration in the experience of the closed block established in connection with the reorganization of Metropolitan Life Insurance Company; (18) availability and effectiveness of reinsurance, hedging or indemnification arrangements, as well as any default or failure of counterparties to perform; (19) differences between actual claims experience and underwriting and reserving assumptions; (20) ineffectiveness of risk management policies and procedures; (21) catastrophe losses; (22) increasing cost and limited market capacity for statutory life insurance reserve financings; (23) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (24) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and any adjustment for nonperformance risk; (25) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from (a) business acquisitions and integrating and managing the growth of such acquired businesses, (b) dispositions of businesses via sale, initial public offering, spin-off or otherwise, including failure to achieve projected operational benefits from such transactions and any restrictions, liabilities, losses or indemnification obligations arising from any transitional services or tax arrangements related to the separation of any business, or from the failure of such a separation to qualify for any intended tax-free treatment, (c) entry into joint ventures, or (d) legal entity reorganizations; (26) unanticipated or adverse developments that could adversely affect our achieving expected operational or other benefits from the separation of Brighthouse Financial, Inc. and its subsidiaries (“Brighthouse”);

Safe Harbor Statement (Continued) (27) liabilities, losses or indemnification obligations arising from our transitional services, investment management or tax arrangements or other agreements with Brighthouse; (28) failure of the separation of Brighthouse to qualify for intended tax-free treatment; (29) legal, regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (30) MetLife, Inc.’s and its subsidiary holding companies’ primary reliance, as holding companies, on dividends from subsidiaries to meet free cash flow targets and debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (31) the possibility that MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (32) changes in accounting standards, practices and/or policies; (33) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (34) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (35) difficulties in marketing and distributing products through our distribution channels; (36) provisions of laws and our incorporation documents that may delay, deter or prevent takeovers and corporate combinations involving MetLife; (37) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (38) any failure to protect the confidentiality of client information; (39) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; (40) the impact of technological changes on our businesses; and (41) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the U.S. Securities and Exchange Commission. 3(ii)

Explanatory Note on Non-GAAP Financial Information Any references in this presentation (except in this Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information) to: should be read as, respectively: (i) adjusted earnings; (i) adjusted earnings available to common shareholders; (ii) reported adjusted earnings; and (ii) adjusted earnings available to common shareholders; and (iii) adjusted return on equity, excluding accumulated other comprehensive income (AOCI) other than foreign currency translation adjustments (FCTA). (iii) adjusted return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA. In this presentation, MetLife presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. Non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP. Non-GAAP measures that are included in this presentation and their most directly comparable GAAP financial measures are as follows: Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because MetLife believes it is not possible without unreasonable effort to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income.  Non-GAAP financial measures:   Comparable GAAP financial measures: (i) baseline adjusted earnings; and (i) adjusted earnings available to common shareholders; and (ii) managed assets. (ii) total investments. 3(iii)

MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies: Adjusted earnings and related measures adjusted earnings; adjusted earnings available to common shareholders; adjusted earnings available to common shareholders on a constant currency basis; adjusted earnings available to common shareholders, excluding notable items; and adjusted earnings available to common shareholders, excluding notable items, on a constant currency basis. These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, adjusted earnings is also MetLife’s GAAP measure of segment performance. Adjusted earnings and other financial measures based on adjusted earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Adjusted earnings and other financial measures based on adjusted earnings allow analysis of MetLife's performance relative to its business plan and facilitate comparisons to industry results.   Adjusted earnings is defined as adjusted revenues less adjusted expenses, net of income tax. Adjusted loss is defined as negative adjusted earnings. Adjusted earnings available to common shareholders is defined as adjusted earnings less preferred stock dividends. Adjusted revenues and adjusted expenses These financial measures, along with the related adjusted premiums, fees and other revenues, focus on MetLife's primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations under GAAP and other businesses that have been or will be sold or exited by MetLife but do not meet the discontinued operations criteria under GAAP and are referred to as divested businesses. Divested businesses also includes the net impact of transactions with exited businesses that have been eliminated in consolidation under GAAP and costs relating to businesses that have been or will be sold or exited by MetLife that do not meet the criteria to be included in results of discontinued operations under GAAP. Adjusted revenues also excludes net investment gains (losses) (NIGL) and net derivative gains (losses) (NDGL). Adjusted expenses also excludes goodwill impairments.   The following additional adjustments are made to revenues, in the line items indicated, in calculating adjusted revenues: Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits (GMIB) fees (GMIB fees); Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment, (ii) excludes post-tax adjusted earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, (iv) excludes certain amounts related to securitization entities that are variable interest entities (VIEs) consolidated under GAAP; and (v) includes distributions of profits from certain other limited partnership interests that were previously accounted for under the cost method, but are now accounted for at estimated fair value, where the change in estimated fair value is recognized in NIGL for GAAP; and Other revenues is adjusted for settlements of foreign currency earnings hedges and excludes fees received in association with services provided under transition service agreements (TSA fees). Explanatory Note on Non-GAAP Financial Information (Continued) 3(iv)

Explanatory Note on Non-GAAP Financial Information (Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating adjusted expenses:   Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market value adjustments); Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; Amortization of deferred policy acquisition costs (DAC) and value of business acquired (VOBA) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market value adjustments; Amortization of negative VOBA excludes amounts related to Market value adjustments; Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Other expenses includes TSA fees. Adjusted earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.    The tax impact of the adjustments mentioned above are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife's effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Return on equity MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax. Return on MetLife, Inc.’s common stockholders’ equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity. Return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. Adjusted return on MetLife, Inc.'s common stockholders' equity: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity. Adjusted return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA: adjusted earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. Baseline adjusted earnings MetLife also refers to baseline adjusted earnings in this presentation. MetLife believes that the presentation of baseline adjusted earnings enhances the understanding of its performance by providing a level of adjusted earnings that investors should consider in evaluating and forecasting adjusted earnings. Baseline adjusted earnings represents adjusted earnings, excluding the following items, if applicable: Notable items (as defined below), as reported and disclosed quarterly in MetLife, Inc.'s SEC filings; Other noteworthy items, which are additional impacts to adjusted earnings that are segment-specific and unique in nature to the region that management believes affect the adjusted earnings trend at the segment level only (there are none in this presentation); and Impacts to adjusted earnings as a result of changes in regulations, assumptions or accounting practices, or similar changes, that management applies to periods prior to the effective date of such changes. Such application provides comparability to periods after the effective date of such changes for adjusted earnings trend purposes. 3(v)

Explanatory Note on Non-GAAP Financial Information (Continued) Managed Assets Managed Assets is a financial measure based on methodologies other than GAAP. MetLife utilizes Managed Assets to describe assets in its general account investment portfolio which are actively managed and reflected at estimated fair value. MetLife believes the use of Managed Assets enhances the understanding and comparability of its general account investment portfolio by excluding assets such as policy loans and other invested assets, as substantially all of those assets are not actively managed in MetLife’s general account investment portfolio. Contractholder-directed equity securities and fair value option securities are also excluded as they are primarily comprised of contractholder-directed unit-linked investments, where the contractholder, and not MetLife, directs the investment of these funds. Mortgage loans and certain real estate investments have also been adjusted from carrying value to estimated fair value. Classification of Managed Assets by sector is based on the nature and characteristics of the underlying investments, which can vary from how they are classified under GAAP. Managed Assets at the segment and country level also excludes intercompany activity, primarily related to investments in subsidiaries, that eliminate at the MetLife consolidated level. Managed Assets is a non-GAAP financial measure and should not be viewed as a substitute for Total Investments, the most directly comparable GAAP measure. The following additional information is relevant to an understanding of MetLife’s performance results: Statistical sales information for U.S. Group Benefits: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees from recurring premium policy sales of all products. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. Statistical sales information for U.S. Property & Casualty: calculated based on first year direct written premium, net of cancellation and endorsement activity. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. Statistical sales information for U.S. Retirement and Income Solutions: calculated using 10% of single premium deposits and 100% of annualized full-year premiums and fees only from recurring premium policy sales of specialized benefit resources and corporate-owned life insurance. Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. Statistical sales information for Latin America, Asia and EMEA: calculated using 10% of single-premium deposits (mainly from retirement products such as variable annuity, fixed annuity and pensions), 20% of single-premium deposits from credit insurance and 100% of annualized full-year premiums and fees from recurring-premium policy sales of all products (mainly from risk and protection products such as individual life, accident & health and group). Sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity. All comparisons on a constant currency basis reflect the impact of changes in foreign currency exchange rates and are calculated using the average foreign currency exchange rates for the current period and are applied to each of the comparable periods. Volume growth, as discussed in the context of business growth, is the period over period percentage change in adjusted earnings available to common shareholders attributable to adjusted premiums, fees and other revenues and assets under management levels, applying a model in which certain margins and factors are held constant. The most significant of such items are underwriting margins, investment margins, changes in equity market performance, expense margins and the impact of changes in foreign currency exchange rates. MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in non-mandatory capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to capital actions, such as common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual adjusted earnings available to common shareholders. Notable items represent a positive (negative) impact to adjusted earnings available to common shareholders. Notable items reflect the unexpected impact of events that affect MetLife’s results, but that were unknown and that MetLife could not anticipate when it devised its Business Plan. Notable items also include certain items regardless of the extent anticipated in the Business Plan, to help investors have a better understanding of MetLife's results and to evaluate and forecast those results. 3(vi)

Reconciliation of Total Investments to Managed Assets 3(vii) ($ in billions) September 30, 2018 Total Investments $439.9 Plus: Cash and cash equivalents 12.5 Plus: Fair value adjustments 6.2 Less: Policy loans 9.7 Less: Other invested assets 16.3 Less: Contractholder-directed equity securities and fair value option securities 13.5 Managed Assets $419.1

Agenda 1. Overview Steven A. Kandarian, Chairman, President & Chief Executive Officer 2.Financial Update John McCallion, Executive Vice President and Chief Financial Officer 3. U.S. Michel Khalaf, President, U.S. Business and Europe, Middle East and Africa 4. Asia Kishore Ponnavolu, President, Asia 5. Latin America Oscar Schmidt, Executive Vice President, Latin America 6.EMEA Michel Khalaf, President, U.S. Business and Europe, Middle East and Africa 7.MetLife Holdings Marty Lippert, Executive Vice President, Head of Global Technology and Operations 8.Investments Update Steve Goulart, Executive Vice President and Chief Investment Officer 9.Q&A 4

Overview Steven A. KandarianChairman, President & Chief Executive Officer

Expanding adjusted return on equity1 target to 12-14% Maintaining free cash flow targets Delivering on expense commitment Solid EPS growth supported by robust capital management 6 Overview 1 Excluding AOCI other than FCTA. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

Financial Update John McCallion Executive Vice President and Chief Financial Officer

Strong Year-to-Date1 2018 Performance; Mixed Macro Impact in 2019 1 References to year-to-date (YTD) in this presentation refer to the nine months ending September 30, 2018. 2 Assumes FX at forward curve as of November 30, 2018. See near-term guidance for Latin America (slide 23) and EMEA (slide 26). See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 8 Good volume growth Favorable underwriting margins Expense margin improvement Strong net investment income 2018 YTD Highlights Flat yield curve Strong U.S. dollar against most currencies in 2019 Adjusted earnings impacted by approximately 10% for Latin America and EMEA2 U.S. economy to remain strong 5% annual appreciation for S&P 500; 2019 year-end of 2,765 Macro Assumptions

Near-Term Guidance on Certain Key Items and Sensitivities 1 One to three years. 2 Versus base rates as included in the Appendix. 3 Increase of 50 basis points from base rates for longer-term rates (i.e. 1 year rates and longer); no change to shorter-term rates. 4 Increase /decrease of 10 basis points from base rates for rates shorter than 1 year; no change in longer-term interest rates. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 9 Corporate & Other adjusted loss of $550-$750 million after-tax in 2019 excluding expense initiative costs Expense initiative costs of approximately $300 million after-tax in 2019; none in 2020 and beyond Effective tax rate to be between 18-20% in 2019 Near-Term1 Guidance on Certain Key Items Impact from Rates: Key Sensitivities ($ in millions) 2019 2020 2021 Adjusted earnings impact from interest rate stress scenario2: ($25) ($200) ($300) Adjusted earnings impact from rising interest rate scenario3: $40 $110 $170 Adjusted earnings impact from a 10 bps increase in LIBOR4: $2 $2 $2 Adjusted earnings impact from a 10 bps decrease in LIBOR4: $3 ($1) $2

2015-2017 New Business Driving Value Under Mean Reversion Scenario 1 Excludes MetLife Holdings. 2 Value Added is the present value of future profits from new business. 10 Segments: U.S., Asia, Latin America and EMEA1 Capital Deployed ($B) Value Added2 ($B) Internal Rate of Return (IRR) Payback (Years) New Business (2017) $3.1 $1.3 14% 7 New Business (2016) $2.9 $1.0 14% 7 New Business (2015) $2.9 $1.0 13% 8 Total $8.9 $3.3 N/A N/A

U.S. Michel Khalaf President, U.S. Business and Europe, Middle East and Africa

Group Benefits Adjusted Earnings Analysis ($ in millions) 4Q17 – 3Q18 Reported Adjusted Earnings $1,079 Actuarial assumption review and other insurance adjustments1 (37) Applied impact of U.S. tax reform to 4Q172 49 Baseline Adjusted Earnings $1,091 1 Represents the cumulative impact of notable items, as reported in the 3Q18 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com..2 Reflects the application of U.S. tax reform to 4Q17. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 12

Group Benefits 1 LTM = 4Q17 to 3Q18. 2 Excludes notable items related to actuarial assumption review and other insurance adjustments. Including these items, and as reported, the ratio was 72.7%. 3 Relates to one year forward. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 13 Adjusted premiums, fees and other revenues (PFOs) expected to grow 4-6% Mid single-digit adjusted earnings growth Group Life mortality ratio of 87.0% in latest twelve months (LTM)1; target of 85-90% Group Non-Medical Health interest adjusted benefit ratio of 73.6%2 in LTM; target of 72-77% Near-Term Guidance on Certain Key Items 1% change in Group Life mortality ratio translates to approximately $60 million of adjusted earnings3 1% change in Group Non-Medical Health interest adjusted benefit ratio translates to approximately $60 million of adjusted earnings3 Key Sensitivities

Retirement and Income SolutionsAdjusted Earnings Analysis 1 Represents the cumulative impact of notable items, as reported in the 3Q18 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com.. 2 Reflects the application of U.S. tax reform to 4Q17. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 14 ($ in millions) 4Q17 – 3Q18 Reported Adjusted Earnings $1,198 Actuarial assumption review and other insurance adjustments1 62 Applied impact of U.S. tax reform to 4Q172 53 Baseline Adjusted Earnings $1,313

Retirement and Income Solutions (RIS)

Near-Term Guidance on Certain Key Items

- Continue to be active in the pension risk transfer market
- Total RIS liability exposures[1] expected to grow 2-4% annually
- Expect spread compression from LTM
  - Investment spread[2] of 127 bps in LTM, with variable investment income contributing 20 bps
  - Investment spread[2] expected to be within 100-125 bps, with variable investment income contributing 15-20 bps

Key Sensitivities

- $1 billion of pension risk transfer sales translates to approximately $7-8 million of adjusted earnings annually

	Change[3]	Annual Impact on Adjusted Earnings
LIBOR	+10 bps	+$5 million
	-10 bps	-$2 million[4]

[1] Includes future policy benefits, policyholder account liabilities, and separate account liabilities, as well as the notional amount of synthetic guaranteed interest contracts not recorded on MetLife's balance sheet. [2] Average annualized general account spread. [3] Change from base rates for 1-month and 3-month LIBOR. No change in other interest rates. [4] Does not include potential management actions; this sensitivity holds for a LIBOR decline of up to -100 bps when LIBOR floors are triggered.

See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

MetLife
15

Property & CasualtyAdjusted Earnings Analysis 1 Reflects the application of U.S. tax reform to 4Q17. 2 Excludes $7 million of catastrophe experience and prior year development, net, as reported as a notable item in the 4Q17 quarterly financial materials, due to a change in methodology relating to the identification of notable items effective 1Q18 which increased the dollar threshold and eliminated adjustments for (i) variable investment income and (ii) catastrophe experience and prior year development. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 16 ($ in millions) 4Q17 – 3Q18 Reported Adjusted Earnings $340 Applied impact of U.S. tax reform to 4Q171 15 Baseline Adjusted Earnings2 $355

Property & Casualty 17 1 Includes catastrophes. 2 Relates to one year forward. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. Adjusted PFO growth of 2-4% in 2019 and 5-7% in 2020-2021 Overall P&C combined ratio1 of 93.2% in LTM; target of 92-97% Auto combined ratio1 of 94.5% in LTM; target of 93-98% Homeowners & Other combined ratio1 of 91.0% in LTM; target of 88-93% Near-Term Guidance on Certain Key Items 1% change in overall P&C combined ratio1 translates to approximately $30 million of adjusted earnings2 1% change in Auto combined ratio1 translates to approximately $20 million of adjusted earnings2 1% change in Homeowners & Other combined ratio1 translates to approximately $10 million of adjusted earnings2 Key Sensitivities

Asia Kishore Ponnavolu President, Asia

AsiaAdjusted Earnings Analysis 1 Represents the cumulative impact of notable items, as reported in the 3Q18 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com..2 Reflects the application of U.S. tax reform to 4Q17. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 19 ($ in millions) 4Q17 – 3Q18 Reported Adjusted Earnings $1,266 Actuarial assumption review and other insurance adjustments1 86 Applied impact of U.S. tax reform to 4Q172 13 Baseline Adjusted Earnings $1,365

Mid single-digit sales growth on a constant currency basis in 2019, moving higher in 2020-2021, robust double-digit growth in emerging markets Adjusted PFOs impacted by mix shift; expect mid single-digit growth in 2020–2021 on a constant currency basis AUM1 to grow at high single-digits2 on a constant currency basis High single-digit adjusted earnings growth on a constant currency basis Dividends to holding companies expected to be 50-60% of adjusted earnings Asia 1 Represents segment level assets under management (AUM). MetLife refers to AUM as “Managed Assets.” 2 Assumes minimal market volatility. 3 Higher yields increase adjusted earnings and lower regulatory ratios. 4 Impact of U.S. and Japan yields on the Japan solvency margin ratio (SMR). See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 20 Near-Term Guidance on Certain Key Items Change Annual Impact on Adjusted Earnings3 Japan SMR 3,4 Parallel shift in yield curve: U.S. +/- 10 bps $2-3 million 5-10% Japan +/- 10 bps $2-3 million 5-10% Key Sensitivities

Latin America Oscar SchmidtExecutive Vice President, Latin America

Latin AmericaAdjusted Earnings Analysis 1 Represents the cumulative impact of notable items, as reported in the 3Q18 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com..2 Reflects the application of U.S. tax reform to 4Q17. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 22 ($ in millions) 4Q17 – 3Q18 Reported Adjusted Earnings $580 Actuarial assumption review and other insurance adjustments1 (28) Applied impact of U.S. tax reform to 4Q172 (10) Baseline Adjusted Earnings $542

Latin America 23 1 The ProVida encaje is capital required by Superintendencia de Pensiones. The encaje is invested in the same manner as the total pension fund, and the investment income is included in adjusted earnings. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. High single to low double-digit annual growth in adjusted earnings on a constant currency basis Mid single-digit adjusted PFO growth in 2019 on a constant currency basis; moving to high single-digits in 2020-2021 Dividends to holding companies expected to exceed adjusted earnings in 2019; moving to 80-90% in 2020-2021 Near-Term Guidance on Certain Key Items Change Annual Impact on Adjusted Earnings Scenario: Mexican peso to U.S. dollar 1% $4 million Chilean peso to U.S. dollar 1% $3 million Annual return on the ProVida encaje1 1% $4 million Key Sensitivities

EMEA Michel Khalaf President, U.S. Business and Europe, Middle East and Africa

EMEAAdjusted Earnings Analysis 1 Represents the cumulative impact of notable items, as reported in the 3Q18 quarterly financial materials available on the MetLife Investor Relations web page at http://investor.metlife.com..2 Reflects the application of U.S. tax reform to 4Q17. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 25 ($ in millions) 4Q17 – 3Q18 Reported Adjusted Earnings $301 Actuarial assumption review and other insurance adjustments1 23 Applied impact of U.S. tax reform to 4Q172 (7) Baseline Adjusted Earnings $317

Adjusted earnings growth fueled by Employee Benefits and Accident & Health through 2021 EMEA 1 Based on 2019 plan. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 26 Low single digit sales growth on a constant currency basis in 2019; moving to high single digits in 2020-2021 Adjusted PFO growth mid single digits on a constant currency basis 2019 adjusted earnings relatively flat to baseline on a constant currency basis; growth in low double digits in 2020-2021 Dividends to holding companies expected to exceed adjusted earnings Near-Term Guidance on Certain Key Items Key Sensitivities Adjusted Earnings Breakdown: By Geography1 Adjusted Earnings Breakdown: By Currency1 Europe Other

MetLife Holdings Marty LippertExecutive Vice President, Head of Global Technology and Operations

MetLife Holdings 1 Excludes notable items related to actuarial assumption review and other insurance adjustments. Including these items, and as reported, the ratio was 55.3%. 2 Quarter in which market impact occurs. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 28 Adjusted PFOs decline approximately 5% per year Adjusted earnings of $1.0-$1.2 billion after-tax in 2019; expected annual decline of 5% thereafter Life interest adjusted benefit ratio of 51.9%1 in LTM; target of 50-55% Near-Term Guidance on Certain Key Items Roughly 70% of the separate account (SA) assets are in equities 10% change in SA returns translates to approximately $20 million initial impact2 to adjusted earnings, and approximately $40 million ongoing annual impact to adjusted earnings 10 bps change in yield translates to approximately $55 million of adjusted earnings annually 1% change in life interest adjusted benefit ratio translates to approximately $25 million of adjusted earnings annually Key Sensitivities

Investments Update Steve Goulart Executive Vice President and Chief Investment Officer

Investments Outlook: Variable Investment Income (VII) Bottom end of range (Pre-tax) 30

31 Investments Outlook: Credit Market Conditions 1 As of September 30, 2018. 2 Public Credit includes Rule 144A securities and syndicated bank loan investments. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. Extended credit cycle driven by strong corporate earnings / economic activity, but market and geopolitical risks remain Credit market concerns in BBB rated debt and syndicated bank loans Continue to favor private placement credit $419.1 billion of Managed Assets1 Highlights

Modest Impairments, Outperformance Against Peers 1 Cumulative post-tax reported impairments as a percentage of average total invested assets for the period January 1, 2008 through September 30, 2018. Excludes mortgage loan impairments. 2 Reflects weighted average loss rate excluding MetLife. Source: Publicly available SEC filings. % of General Account Peer Average Loss Rate2 Post-Tax Impairments1 32

Appendix

Interest Rates: Base vs. Stress Scenario 12/31/2018 12/31/2019 12/31/2020 12/31/2021 Base Stress Base Stress Base Stress Base Stress 3-Month LIBOR1 2.71% 1.71% 3.15% 2.15% 3.14% 2.14% 3.12% 2.12% 2-Year Treasury1 2.92% 1.92% 3.04% 2.04% 3.05% 2.05% 3.09% 2.09% 10-Year Treasury1 3.10% 2.10% 3.15% 2.15% 3.18% 2.18% 3.21% 2.21% 1 Base rates based on forward curve as of September 30, 2018. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 34

IRR Above Hurdle Rate 2017 New Business Segments: U.S., Asia, Latin America and EMEA IRR above hurdle rate (4+%) IRR above hurdle rate (0-4%) IRR below hurdle rate Business Units Capital Deployed 35 98% of 2017 Capital Deployed Above Hurdle Rate Under Mean Reversion Scenario